(Multicurrency-Cross Border)

ISDA®

International Swap Dealers Association, Inc.

MASTER AGREEMENT

dated as of October 31, 2005

SWISS RE FINANCIAL PRODUCTS CORPORATION	and	U.S. BANK NATIONAL ASSOCIATION SOLELY IN ITS CAPACITY AS TRUSTEE OF THE LEHMAN MORTGAGE TRUST, MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1

have entered and/or anticipate entering into one or more transactions (each a “Transaction”)  that are or will be governed by this Master Agreement, which includes the schedule  (the “Schedule”), and  the documents and other confirming evidence (each a “Confirmation”) exchanged between the parties confirming those Transactions.

Accordingly, the parties agree as follows:—

1.

Interpretation

(a)

Definitions.  The terms defined in Section 14 and in the Schedule will have the meanings therein specified for the purpose of this Master Agreement.

(b)

Inconsistency.  In the event of any inconsistency between the provisions of the Schedule and the other provisions of this Master Agreement, the Schedule will prevail.  In the event of any inconsistency between the provisions of any Confirmation and this Master Agreement (including the Schedule), such Confirmation will prevail for the purposes of the relevant Transaction.

(c)

Single Agreement.  All Transactions are entered into in reliance on the fact that this Master Agreement and all Confirmations form a single agreement between the parties (collectively referred to as this “Agreement”), and the parties would not otherwise enter into any Transactions.

2.

Obligations

(a)

General Conditions.

(i)   Each party will make each payment or delivery specified in each Confirmation to be made by it, subject to the other provisions of this Agreement.

(ii)  Payments under this Agreement will be made on the due date for value on that date in the place of the account specified in the relevant Confirmation or otherwise pursuant to this Agreement, in freely transferable funds and in the manner customary for payments in the required currency.  Where settlement is by delivery (that is, other than by payment), such delivery will be made for receipt on the due date in the manner customary for the relevant obligation unless otherwise specified in the relevant Confirmation or elsewhere in this Agreement.

(iii)   Each obligation of each party under Section 2(a)(i) is subject to  (1) the condition precedent that no Event of Default or Potential Event of Default with respect to the other party has occurred and is continuing, (2) the condition precedent that no Early Termination Date in respect of the relevant Transaction has occurred or been effectively designated and (3) each other applicable condition precedent specified in this Agreement.

value of that which was (or would have been) required to be delivered as of the originally scheduled date for delivery, in each case together with (to the extent permitted under applicable law) interest, in the currency of such amounts, from (and including) the date such amounts or obligations were or would have been required to have been paid or performed to (but excluding) such Early Termination Date, at the Applicable Rate. Such amounts of interest will be calculated on the basis of daily compounding and the actual number of days elapsed.  The fair market value of any obligation referred to in clause (b) above shall be reasonably determined by the party obliged to make the determination under Section 6(e) or, if each party is so obliged, it shall be the average of the Termination Currency Equivalents of the fair market values reasonably determined by both parties.

IN WITNESS WHEREOF the parties have executed this document on the respective dates specified below with effect from the date specified on the first page of this document.

SWISS RE FINANCIAL PRODUCTS CORPORATION	U.S. BANK NATIONAL ASSOCIATION SOLELY IN ITS CAPACITY AS TRUSTEE OF THE LEHMAN MORTGAGE TRUST, MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2005-1
(Name of Party)	(Name of Party)
By: /s/ Frank Ronan	By: /s/ James H. Byrnes
Name: Frank Ronan	Name: James H. Byrnes
Title: Managing Director	Title: Vice President
Date:	Date:

SCHEDULE

TO THE

MASTER AGREEMENT

dated as of October 31, 2005

between

SWISS RE FINANCIAL PRODUCTS CORPORATION

 (“Party A”)
and

U.S. BANK NATIONAL ASSOCIATION

SOLELY IN ITS CAPACITY AS TRUSTEE OF THE

LEHMAN MORTGAGE TRUST, MORTGAGE PASS-THROUGH CERTIFICATES,

SERIES 2005-1

(“Party B”)

Part 1.

Termination Provisions

(a)

“Specified Entity” means in relation to Party A for the purpose of:

Section 5(a)(v),

None Specified

Section 5(a)(vi),

None Specified

Section 5(a)(vii),

None Specified

Section 5(b)(iv),

None Specified

and in relation to Party B for the purpose of:

Section 5(a)(v),

None Specified

Section 5(a)(vi),

None Specified

Section 5(a)(vii),

None Specified

Section 5(b)(iv),

None Specified

(b)

“Specified Transaction” has the meaning specified in Section 14.

(c)

Events of Default.  The following Events of Default shall apply to the specified party:

		Party A	Party B
(i)	Section 5(a)(i), Failure to Pay or Deliver	Applicable	Applicable

(ii)	Section 5(a)(ii), Breach of Agreement	Not Applicable	Not Applicable

(iii)	Section 5(a)(iii), Credit Support Default	Applicable	Not Applicable

(iv)	Section 5(a)(iv), Misrepresentation	Applicable	Not Applicable

(v)	Section 5(a)(v), Default Under Specified Transaction	Not Applicable	Not Applicable

(vi)	Section 5(a)(vi), Cross Default	Not Applicable	Not Applicable

(vii)	Section 5(a)(vii), Bankruptcy	Applicable	Not Applicable

(viii)	Section 5(a)(viii), Merger Without Assumption	Not Applicable	Not Applicable

(d)

Termination Events.  The following Termination Events shall apply the specified party

		Party A	Party B
(i)	Section 5(b)(i), Illegality	Applicable	Applicable

(ii)	Section 5(b)(ii), Tax Event	Not Applicable	Not Applicable

(iii)	Section 5(b)(iii), Tax Event Upon Merger	Not Applicable	Not Applicable

(iv)	Section 5(b)(iv), Credit Event Upon Merger	Not Applicable	Not Applicable

(e)

The “Automatic Early Termination” provisions of Section 6(a) will not apply to Party A and will not apply to Party B; provided that where there is an Event of Default under Section 5(a)(vii)(1), (3), (4), (5), (6) or, to the extent analogous thereto, (8), with respect to a party or its Credit Support Provider and the Defaulting Party or its Credit Support Provider, as applicable, is governed by a system of law that does not permit termination to take place after the occurrence of such Event of Default, then the Automatic Early Termination provisions of Section 6(a) of the Agreement will apply.

(f)

Payments on Early Termination.  “Market Quotation” and “Second Method” will apply for the purpose of Section 6(e) of this Agreement.

(g)

“Termination Currency” means United States Dollars.

(h)

Additional Termination Event:  The following shall constitute an Additional Termination Event for purposes of which Party A shall be the sole Affected Party:

Party A fails to comply with the Downgrade Provisions as set forth in Part 5(c).

Part 2.

Tax Representations

(a)

Party A and Party B Payer Tax Representations.  For the purpose of Section 3(e), each of Party A and Party B makes the following representation:

It is not required by any applicable law, as modified by the practice of any relevant governmental revenue authority, of any Relevant Jurisdiction to make any deduction or withholding for or on account of any Tax from any payment (other than interest under Section 2(e), 6(d)(ii) or 6(e)) to be made by it to the other party under this Agreement.  In making this representation, it may rely on (i) the accuracy of any representation made by the other party pursuant to Section 3(f); (ii) the satisfaction of the agreement of the other party contained in Section 4(a)(i) or 4(a)(iii) and the accuracy and effectiveness of any document provided by the other party pursuant to Section 4(a)(i) or 4(a)(iii); and (iii) the satisfaction of the agreement of the other party contained in Section 4(d), provided that it shall not be a breach of this representation where reliance is placed on clause (ii) and the other party does not deliver a form or document under Section 4(a)(iii) by reason of material prejudice to its legal or commercial position.

(b)

Payee Tax Representations

(i)

For the purpose of Section 3(f), Party A makes the following representation:

It is a corporation duly organized and incorporated under the laws of the State of Delaware and is not a foreign corporation for United States tax purposes.

(ii)

For the purpose of Section 3(f), Party B makes the following representation:

It is a trust created pursuant to a trust agreement, which is governed by the laws of the State of New York and is not a foreign corporation for United States tax purposes.

Part 3.

Agreement to Deliver Documents

For the purpose of Sections 4(a)(i) and (ii), each party agrees to deliver the following documents, as applicable.

(a)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered

Party B	An executed United States Internal Revenue Service Form W-9 (or any successor thereto.	Upon request.

(b)

Tax forms, documents or certificates to be delivered are:

Party required to deliver document	Form/Document/Certificate	Date by which to be delivered	Covered by Section 3(d) Representation

Party A and Party B

Either (1) a signature booklet containing secretary’s certificate and resolutions (“authorizing resolutions”) authorizing the party to enter into derivatives transactions of the type contemplated by the parties or (2) a secretary’s certificate, authorizing resolutions and incumbency certificate, in either case, for such party and any Credit Support Provider of such party reasonably satisfactory in form and substance to the other party.

		The earlier of the fifth Business Day after the Trade Date of the first Transaction or upon execution of this Agreement and as deemed necessary for any further documentation.	Yes

Party A

A copy of the annual report of its Credit Support Provider containing audited consolidated financial statements for each such fiscal year, certified by independent certified public accountants and prepared in accordance with generally accepted accounting principles in the country in which its Credit Support Provider is organized.

		Upon request.	Yes

Party B	Trustee’s monthly remittance report to Certificateholders.	Upon request.	Yes

Party A and Party B

Certified copies of documents evidencing each party’s capacity to execute this Agreement, each Confirmation and any Credit Support Document (if applicable) and to perform its obligations hereunder and thereunder.

		As soon as practicable after the execution of this Agreement.	Yes

Party A and Party B	An opinion of counsel reasonably satisfactory in form and substance to the other party.	Upon execution of this Agreement.	No

Party A and Party B	Such other documents as the other party may reasonably request.	Upon request.	No

Part 4.

Miscellaneous

(a)

Addresses for Notices.  For the purpose of Section 12(a):

(i)

Address for notices or communications to Party A (other than by facsimile): —

Address:

55 East 52nd Street

Attention:

(1)

Head of Operations;

New York, New York

(2)

Legal Department

     10055

(ii)

For the purpose of facsimile notices or communications under this Agreement (other than a notice or communication under Section 5 or 6): —

Facsimile No.:

(212) 317-5335

Attention:

Operations

With a copy to:

Facsimile No.:

(212) 317-5474

Attention:

Legal Department

Telephone number for oral confirmation of receipt of facsimile in legible form:  (212) 317-5161

(iii)

Address for notices or communications to Party B (other than by facsimile): —

Party B:

U.S. Bank National Association.

1 Federal Street, 3rd Floor

Boston, Massachusetts  02110

Attention:  Structured Finance – LMT 2005-1

Telephone No.:

(617) 603-6442

Facsimile No:

(617) 603-6637

With a copy to:

Aurora Loan Services LLC, as Master Servicer

327 Inverness Drive South, 3rd Floor

Englewood, CO 80112

Attention: Todd Whittemore

Facsimile No.: (720) 945-3123

Telephone No.: (720) 945-3422

(b)

Notices.  Section 12(a) is amended by adding in the third line thereof after the phrase “messaging system” and before the “)” the words, “, provided, however, any such notice or other communication may be given by facsimile transmission if telex is unavailable, no telex number is supplied to the party providing notice, or if answer back confirmation is not received within one hour from the party to whom the telex is sent.”

(c)

Process Agent.

Party A appoints as its Process Agent:  None.

Party B irrevocably appoints as its Process Agent:

U.S. Bank National Association.

1 Federal Street, 3rd Floor

Boston, Massachusetts  02110

Attention:  Structured Finance – LMT 2005-1

Telephone No.:

(617) 603-6442

Facsimile No:

(617) 603-6637

(d)

Offices.  The provisions of Section 10(a) will apply to Party A and to Party B.

(e)

Multibranch Party.  For the purpose of Section 10(c):

Party A is not a Multibranch Party.

Party B is not a Multibranch Party.

(f)

“Calculation Agent” means Party A.

(g)

Credit Support Document.  Details of any Credit Support Document:  A guarantee of Swiss Reinsurance Company in regards to Party A in the form annexed hereto as Exhibit A.

(h)

Credit Support Provider:

Credit Support Provider means in relation to Party A: Swiss Reinsurance Company.

Credit Support Provider means in relation to Party B: None.

(i)

Governing Law; Jurisdiction.  This Agreement, each Credit Support Document and each Confirmation will be governed by and construed in accordance with the laws of the State of New York, without reference to its choice of law doctrine.  Section 13(b) is amended by: (1) deleting “non-” from the second line of clause (i); and (2) deleting the final paragraph.

(j)

Waiver of Jury Trial.  Each party waives, to the fullest extent permitted by applicable law, any right it may have to a trial by jury in respect of any Proceedings relating to this Agreement or any Credit Support Document.

(k)

Netting of Payments.  Section 2(c) will not apply to any amounts payable with respect to Transactions from the date of this Agreement.

(l)

“Affiliate” will have the meaning specified in Section 14, provided that Party A does not have any Affiliates for purposes of this Agreement.

(m)

Setoff.  Notwithstanding any provision of this Agreement or any other existing or future agreement, each party irrevocably waives any and all rights it may have to set off, net, recoup or otherwise withhold or suspend or condition payment or performance of any obligation between it and the other party hereunder against any obligation between it and the other party under any other agreements.  The provisions for Set-off set forth in Section 6(e) of the Agreement shall not apply for purposes of the Transaction referenced in the Confirmation.

Part 5.  Other Provisions

(a)

Additional Representations.  Section 3 is hereby amended by adding at the end thereof the following Subparagraphs:

(i)

Eligible Contract Participant.  It is an “eligible contract participant” as defined in Section 1a(12) of the U.S. Commodity Exchange Act (7 U.S.C. 1a), as amended by the Commodity Futures Modernization Act of 2000 and the Transaction evidenced hereby has been the subject of individual negotiations and is intended to be exempt from, or otherwise not subject to regulation thereunder.

(ii)

Purpose. It has entered into this Agreement (including each Transaction evidenced hereby) in conjunction with its line of business (including financial intermediation services) or the financing of its business.

(iii)

Principal. It is entering into this Agreement, any Credit Support Document to which it is a party, each Transaction and any other documentation relating to this Agreement or any Transaction as principal (and not as agent or in any other capacity, fiduciary or otherwise).

(iv)

Individual Negotiation. This Agreement and each Transaction hereunder is subject to individual negotiation by the parties.

(b)

Absence of Litigation. In Section 3(c) of the Agreement the words “or any of its Affiliates” shall be deleted.

(c)

Accuracy of Specified Information.  Section 3(d) is hereby amended by adding in the third line thereof after the word "respect" and before the period the words "or, in the case of audited or unaudited financial statements, a fair presentation, in all material respects, of the financial condition of the relevant person.

(d)

Downgrade Provisions.  If a Ratings Event (as defined below) shall occur and be continuing with respect to Party A (or its Credit Support Provider), then Party A shall (A) within 5 Business Days of such Ratings Event, give notice to Party B of the occurrence of such Ratings Event, and (B) use reasonable efforts to transfer (at its own cost) Party A's rights and obligations hereunder to another party, subject to satisfaction of the Rating Agency Consent (as defined below). Unless such a transfer by Party A has occurred within 20 Business Days after the occurrence of a Ratings Event, Party B shall demand that Party A post Eligible Collateral (as designated in the approved Credit Support Annex), to secure Party B's exposure or potential exposure to Party A, and such Eligible Collateral shall be provided in accordance with a Credit Support Annex to be attached hereto and made a part hereof within 30 Days of Party B's demand therefore. The Eligible Collateral to be posted and the Credit Support Annex to be executed and delivered shall be subject to the Rating Agency Consent. Valuation and posting of Eligible Collateral shall be made as of each Payment Date, unless Party A is no longer reporting financial information publicly, then such valuation and posting must occur weekly. Notwithstanding the addition of the Credit Support Annex and the posting of Eligible Collateral, Party A shall continue to use reasonable efforts to transfer its rights and obligations hereunder to an acceptable third party; provided, however, that Party A's obligations to find a transferee and to post Eligible Collateral under such Credit Support Annex shall remain in effect only for so long as a Ratings Event is continuing with respect to Party A. For the purpose hereof, a "Ratings Event" shall occur with respect to Party A if the long-term and short-term senior unsecured deposit ratings of Party A (or its Credit Support Provider) cease to be at least "AA-" and "A-1" by Standard & Poor's Ratings Service ("S&P") and at least "Aa3" and "P-1" by Moody's Investors Service, Inc. ("Moody's") and at least "AA-" and "F1" by Fitch, Inc. ("Fitch"), to the extent such obligations are rated by S&P and Moody's and Fitch. "Rating Agency Consent" means, with respect to any action taken or to be taken, a condition that is satisfied when S&P, Moody's and Fitch have confirmed that such action would not result in the downgrade, qualification (if applicable) or withdrawal of the rating then assigned by such Rating Agency to the applicable class of Certificates. The failure by Party A to post Eligible Collateral in accordance herewith or to transfer its rights and obligations hereunder shall constitute an Additional Termination Event for which Party A shall be the sole Affected Party.

(e)

[Reserved].

(f)

Relationship Between Parties.  Each party will be deemed to represent to the other party on the date on which it enters into a Transaction that (absent a written agreement between the parties that expressly imposes affirmative obligations to the contrary for that Transaction):

(i)

Non-Reliance.  It is acting for its own account, and it has made its own independent decisions to enter into that Transaction and as to whether that Transaction is appropriate or proper for it based upon its own judgment and upon advice from such advisers as it has deemed necessary.  It is not relying on any communication (written or oral) of the other party as investment advice or as a recommendation to enter into that Transaction; it being understood that information and explanations related to the terms and conditions of a Transaction shall not be considered investment advice or a recommendation to enter into that Transaction.  No communication (written or oral) received from the other party shall be deemed to be an assurance or guarantee as to the expected results of that Transaction.

(ii)

Assessment and Understanding.  It is capable of assessing the merits of and understanding (on its own behalf or through independent professional advice), and understands and accepts, the terms, conditions and risks of that Transaction.  It is also capable of assuming, and assumes, the risks of that Transaction.

(iii)

Status of Parties.  The other party is not acting as a fiduciary for or an adviser to it in respect of that Transaction.

(g)

Trustee Accounting.  Party A hereby acknowledges and agrees that Party B shall treat the Agreement as consisting of two discreet components:  (i) the Class X Cap and (ii) the Basis Risk Cap (each, as defined in the Trust Agreement).  Party B, as Trustee, shall hold any payments allocable to (i) the Class X Cap for the benefit of the holders of the Trust's Class X Certificates and (ii) the Basis Risk Cap, for the benefit of the holders of the Trust's Class [•] Certificates.

(h)

[Reserved].

(i)

Limitation of Liability.  It is expressly understood and agreed by the parties hereto that (a) this Agreement is executed and delivered by U.S. Bank National Association not individually or personally but solely as trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by U.S. Bank National Association but is made and intended for the purpose of binding only the Trust and (c) under no circumstances shall U.S. Bank National Association be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Agreement.

(j)

Regarding Party A.  Party B acknowledges and agrees that Party A has had and will have no involvement in and, accordingly Party A accepts no responsibility for:  (i) the establishment, structure, or choice of assets of Party B; (ii) the selection of any person performing services for or acting on behalf of Party B; (iii) the selection of Party A as the Counterparty; (iv) the terms of the Certificates; (v) the preparation of or passing on the disclosure and other information contained in any offering circular for the Certificates, the Trust Agreement, or any other agreements or documents used by Party B or any other party in connection with the marketing and sale of the Certificates; (vi) the ongoing operations and administration of Party B, including the furnishing of any information to Party B which is not specifically required under this Agreement; or (vii) any other aspect of Party B’s existence.

(k)

Regarding Party B.  The liability of Party B under this Agreement is limited in recourse to the assets of the Trust Fund and the Supplemental Interest Trust (each term, as defined in the Trust Agreement), and to distributions of interest proceeds and principal proceeds thereon applied in accordance with the terms of the Trust Agreement.   Upon application of all of the assets of the Trust Fund and the Supplemental Interest Trust (and proceeds thereof) in accordance with the Trust Agreement, Party A shall not be entitled to take any further steps against Party B or recover any sums due but still unpaid hereunder or thereunder, all claims in respect of which shall be extinguished.

(l)

Non-Petition.  Party A hereby irrevocably and unconditionally agrees that it will not institute against, or join any other person in instituting against, Party B, any bankruptcy, reorganization, arrangement, insolvency, or similar proceeding under the laws of the United States, or any other jurisdiction until one year and one day after the termination of this Trust.

(m)

Failure to Pay or Deliver.  The “Failure to Pay or Deliver” provision in Section 5(a)(i) of the Agreement is hereby amended by deleting the word “third” in the third line thereof and inserting the word “first” in place thereof.

(n)

Additional Definitions.

“Trust Agreement” shall mean the trust agreement dated as of October 1, 2005, among Structured Asset Securities Corporation, as Depositor, Aurora Loan Services LLC, as Master Servicer and U.S. Bank National Association as Trustee.

 “Trustee” shall mean U.S. Bank National Association, a national banking corporation, and any successor thereto, not in its individual capacity, but solely as trustee under the Trust Agreement.

“Rating Agency” shall mean Fitch, Inc., Moody’s Investors Service and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc., or any successor in each interest.

“Trust” shall mean Lehman Mortgage Trust Series 2005-1.

(o)

Amendments and Transfers

Any amendments, transfers or assignments of obligations under the Master Agreement shall not be effective unless (i) the Rating Agency confirms in writing any rating dependent of this agreement will be unaffected by such action and (ii) each party has given prior written consent to the other party;.

IN WITNESS WHEREOF, the parties have executed this Schedule by their duly authorized officers as of the date hereof.

SWISS RE FINANCIAL PRODUCTS CORPORATION

By:          /s/ Frank Ronan
        Name: Frank Ronan
       Title: Managing Director

U.S. BANK NATIONAL ASSOCIATION

SOLELY IN ITS CAPACITY AS TRUSTEE OF THE

LEHMAN MORTGAGE TRUST, MORTGAGE PASS-

THROUGH CERTIFICATES, SERIES 2005-1

By:            /s/ James H. Byrnes

        Name: James H. Byrnes

        Title: Vice President

Exhibit A

GUARANTY

To: U.S. Bank National Association, (the “Beneficiary”), solely it its capacity as Trustee of the Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series 2005-1 (the “Rated Security”)

1.

The undersigned, SWISS REINSURANCE COMPANY, a Swiss company (the "Guarantor"), hereby absolutely and unconditionally guarantees the prompt payment as and when due of all obligations of its indirect, wholly-owned subsidiary SWISS RE FINANCIAL PRODUCTS CORPORATION, a Delaware corporation ("THE GUARANTEED SUBSIDIARY") under, in connection with or ancillary to the ISDA Master Agreement dated as of October 31, 2005 between the Beneficiary and the GUARANTEED SUBSIDIARY as amended or restated from time to time (the “Agreements”) which support the issuance of the Rated Security.  In this Guarantee these obligations are referred to as the “Guaranteed Obligations”.  This Guarantee is given solely for the benefit of, and is enforceable only by, the Beneficiary or any trustee as assignee of the Beneficiary to which this Guarantee has been validly assigned in accordance with applicable law and who is acting as trustee for the investors in the Rated Securities.

2.

This Guarantee constitutes a Guarantee of payment and not of collection and is not conditional or contingent upon any attempts to collect from, or pursue or exhaust any rights or remedies against, THE GUARANTEED SUBSIDIARY.  A demand for payment hereunder may at the Beneficiary’s option be made in writing addressed to the Chief Financial Officer of the Guarantor. This Guarantee is not however dependent in any way on the manner of the demand for payment. Delay in making a claim will not affect the Guarantor’s obligations under this Guarantee unless the relevant legal limitation period has expired.

3.

This Guarantee constitutes, and is intended by the Guarantor to constitute, an unlimited non-accessory undertaking (“unbeschränkte, nicht akzessorische Verpflichtung“) within the meaning of Article 111 of the Swiss Code of Obligations (‘CO‘) and is not a mere surety (“Bürgschaft“) within the meaning of Article 492 et seq of the CO.

4.

Notwithstanding any reference to the obligations of THE GUARANTEED SUBSIDIARY, the Guarantor’s obligations under this Guarantee are its absolute and independent obligations as a primary obligor.  Payment of a claim hereunder is required as soon as the Guaranteed Obligations are due and payable.

5.

To the extent that any event or circumstance would give rise to any legal or equitable discharge, defence or other rights of the Guarantor under this Guarantee, but which event or circumstance would not give rise to any discharge, defence or other rights of THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby fully waives, subject to paragraph 7 below, such discharge, defence, or other rights and the Guarantor’s liability hereunder shall continue as if such event or circumstance had not arisen.

6.

The Guarantor further agrees, subject to paragraph 7 below, that to the extent that any event or circumstance gives rise to any legal or equitable discharge, defence or other rights available to both the Guarantor under the Guarantee and THE GUARANTEED SUBSIDIARY under the Agreements, the Guarantor hereby agrees to waive such discharge, defense or other rights against the Beneficiary, until such time as all the Guaranteed Obligations in relation to the same event or circumstance have been fully met as required to protect investors in the Rated Securities.

7.

Notwithstanding any other provision of this Guarantee, the Guarantor will have the right, prior to making any payment under this Guarantee, to (a) assert such rights of offset as are set forth in the Agreements to the extent that such rights relate to amounts due and payable by the Beneficiary to THE GUARANTEED SUBSIDIARY and not to amounts which are subject to dispute; and (b) defend manifestly fraudulent claims under this Guarantee made by the Beneficiary.

8.

This Guarantee will continue in full force and effect in relation to all Guaranteed Obligations until all the Guaranteed Obligations have been satisfied in full. For the avoidance of doubt, all Guaranteed Obligations entered into by THE GUARANTEED SUBSIDIARY during the term of this Guarantee shall be honoured in accordance with this Guarantee and shall be binding on the Guarantor and its successors and assigns. This Guarantee may be amended only as necessary to reflect changes to the Guaranteed Obligations which are validly agreed to by the Beneficiary (or the trustee as assignee of the Beneficiary) in accordance with the terms of the Rated Securities, including any requirement to obtain the consent of some or all of the investors in the Rated Securities.

9.

If any payment by THE GUARANTEED SUBSIDIARY is avoided, recaptured or reduced as a result of insolvency or any similar event affecting creditors rights generally having occurred in respect of THE GUARANTEED SUBSIDIARY, the Guarantor‘s liability under this Guarantee shall continue as if the avoided, recaptured or reduced payment had not occurred.

10.

Upon payment by the Guarantor to the Beneficiary of any amount due under this Guarantee, the Guarantor shall be entitled to require the assignment to it of the rights of the Beneficiary against THE GUARANTEED SUBSIDIARY to the extent satisfied by such payment, and the Beneficiary will take at the Guarantor's expense such steps as the Guarantor may reasonably require to implement such assignment. The Guarantor shall not exercise any rights against THE GUARANTEED SUBSIDIARY which it may acquire in consequence of such payment and assignment unless and until all the Guaranteed Obligations to the Beneficiary shall have been paid in full.

11.

This Guarantee is governed and will be construed in accordance with Swiss law.

The exclusive place of jurisdiction for any legal proceeding hereunder shall be Zurich, Switzerland.

IN WITNESS WHEREOF, the Guarantor has caused this Guarantee to be executed in its name as of the 31st day of October, 2005

SWISS REINSURANCE COMPANY

SWISS RE FINANCIAL PRODUCTS CORPORATION

55 East 52nd Street

New York, New York 10055

Fax: (212) 317-5335/Phone: (212) 317-5061

DATE:

October 31, 2005

TO:

U.S. Bank National Association, solely in its capacity as Trustee of the

Lehman Mortgage Trust, Mortgage Pass-Through Certificates, Series

2005-1 (“Party B”)

FROM:

Swiss Re Financial Products Corporation (“Party A”)

RE:

CAP TRANSACTION

SRFP Ref. #:

720347

Dear Sir or Madam:

The purpose of this letter agreement (this “Confirmation”) is to confirm the terms and conditions of the Transaction entered into between us on the Trade Date specified below (the “Transaction”).

The definitions and provisions contained in the 2000 ISDA Definitions as published by the International Swaps and Derivatives Association, Inc. are incorporated into this Confirmation.  In the event of any inconsistency between those definitions and provisions and this Confirmation, this Confirmation will govern.

This Confirmation constitutes a “Confirmation” as referred to in, and supplements, forms part of and is subject to, the ISDA Master Agreement dated as of October 31, 2005, as amended and supplemented from time to time (the “Agreement”) between Party A and Party B.  All provisions contained in the Agreement govern this Confirmation except as expressly modified below.

1. This Transaction is a Rate Cap Corridor, the terms to which are as follows:

Trade Date:	October 20, 2005

Effective Date:	November 25, 2005

Termination Date:	April 25, 2017, subject to adjustment in accordance with the Following Business Day Convention.

Notional Amount:	See Amortization Schedule, Schedule A

Fixed Amounts:
Fixed Rate Payer:	Party B

Fixed Rate Payer: Payment Date:	October 31, 2005

Fixed Amount:	USD 5,043,000

Floating Amounts:
Floating Rate Payer:	Party A

Floating Rate Payer Period End Dates:	The 25th day of each month of each year, subject to adjustment in accordance with the Following Business Day Convention

Floating Rate Payer Payment Dates:	One Business Days prior to each Period End Date, commencing on December 23, 2005, to and including the Termination Date.

Cap Rate:	5.00%

Floating Rate Option:	USD-LIBOR-BBA, provided, however, for any Calculation Period, if the Floating Rate Option is greater than 9.00%, then the Floating Rate Option for such Calculation Period shall be deemed to be 9.00%

Designated Maturity:	One month

Spread:	None

Floating Rate Day Count Fraction:	30/360

Reset Dates:	The first day of each Calculation Period.

Compounding:	Inapplicable

Business Days	New York

Account Details:

Payments to Party A:	JPMorgan Chase Bank SWIFT: CHASUS33 Account of: Swiss Re Financial Products Corporation Account No.: 066-911184 ABA# 021000021

Payments to Party B:	U.S. Bank, N.A. ABA # 091000022 Acct. # 173103321118 Ref: CAP INT ACCT. Attn: LMT 2005 -1

Please confirm that the foregoing correctly sets forth the terms and conditions of our agreement by executing this Confirmation and returning it to us by facsimile to:

Swiss Re Financial Products Corporation

Attention: Derivatives Documentation

Fax: (212) 317-5335 Phone: (212) 317-5161

SWISS RE FINANCIAL PRODUCTS CORPORATION

By: ___/s/ Shaun Lynch__________________________

Authorized Signatory

Accepted and confirmed as of the Trade Date written above:

U.S. BANK NATIONAL ASSOCIATION SOLELY IN ITS

CAPACITY AS TRUSTEE OF THE LEHMAN MORTGAGE

TRUST, MORTGAGE PASS-THROUGH CERTIFICATES,

SERIES 2005-1

By: ____/s/ James H. Byrnes_____________________

Name: James H. Byrnes

Title: Vice President

SCHEDULE A to the Confirmation dated as of October 31, 2005,

Re: Reference Number 720347

Amortization Schedule, subject to adjustment in accordance with the Following Business Day Convention

From and including	To but excluding	Notional Amount (USD)
November 25, 2005	December 25, 2005	199,121,989.57
December 25, 2005	January 25, 2006	197,726,921.01
January 25, 2006	February 25, 2006	196,243,076.77
February 25, 2006	March 25, 2006	194,671,744.28
March 25, 2006	April 25, 2006	193,014,314.31
April 25, 2006	May 25, 2006	191,272,279.07
May 25, 2006	June 25, 2006	189,447,230.23
June 25, 2006	July 25, 2006	187,540,856.56
July 25, 2006	August 25, 2006	185,554,941.53
August 25, 2006	September 25, 2006	183,491,360.60
September 25, 2006	October 25, 2006	181,352,078.44
October 25, 2006	November 25, 2006	179,139,145.80
November 25, 2006	December 25, 2006	176,947,944.00
December 25, 2006	January 25, 2007	174,778,261.79
January 25, 2007	February 25, 2007	172,629,890.01
February 25, 2007	March 25, 2007	170,502,621.49
March 25, 2007	April 25, 2007	168,396,251.09
April 25, 2007	May 25, 2007	166,310,575.66
May 25, 2007	June 25, 2007	164,245,394.01
June 25, 2007	July 25, 2007	162,200,506.92
July 25, 2007	August 25, 2007	160,175,717.09
August 25, 2007	September 25, 2007	158,170,829.14
September 25, 2007	October 25, 2007	156,185,649.58
October 25, 2007	November 25, 2007	154,219,986.81
November 25, 2007	December 25, 2007	152,273,651.08
December 25, 2007	January 25, 2008	150,346,454.48
January 25, 2008	February 25, 2008	148,438,210.93
February 25, 2008	March 25, 2008	146,548,736.15
March 25, 2008	April 25, 2008	144,677,847.66
April 25, 2008	May 25, 2008	142,825,364.74
May 25, 2008	June 25, 2008	140,991,108.43
June 25, 2008	July 25, 2008	139,174,901.50
July 25, 2008	August 25, 2008	137,376,568.44
August 25, 2008	September 25, 2008	135,595,935.46
September 25, 2008	October 25, 2008	133,832,830.45
October 25, 2008	November 25, 2008	132,087,082.96
November 25, 2008	December 25, 2008	130,358,524.20
December 25, 2008	January 25, 2009	128,646,987.02
January 25, 2009	February 25, 2009	126,952,305.90
February 25, 2009	March 25, 2009	125,274,316.92
March 25, 2009	April 25, 2009	123,612,857.75
April 25, 2009	May 25, 2009	121,967,767.64
May 25, 2009	June 25, 2009	120,338,887.40
June 25, 2009	July 25, 2009	118,726,059.38
July 25, 2009	August 25, 2009	117,129,127.48
August 25, 2009	September 25, 2009	115,547,937.09
September 25, 2009	October 25, 2009	113,982,335.11
October 25, 2009	November 25, 2009	112,432,169.95
November 25, 2009	December 25, 2009	110,897,291.45
December 25, 2009	January 25, 2010	109,377,550.95
January 25, 2010	February 25, 2010	107,872,801.20
February 25, 2010	March 25, 2010	106,382,896.41
March 25, 2010	April 25, 2010	104,907,692.18
April 25, 2010	May 25, 2010	103,447,045.53
May 25, 2010	June 25, 2010	102,000,814.86
June 25, 2010	July 25, 2010	100,568,859.96
July 25, 2010	August 25, 2010	99,151,041.95
August 25, 2010	September 25, 2010	97,747,223.34
September 25, 2010	October 25, 2010	96,357,267.95
October 25, 2010	November 25, 2010	94,981,040.93
November 25, 2010	December 25, 2010	93,754,839.74
December 25, 2010	January 25, 2011	92,541,722.62
January 25, 2011	February 25, 2011	91,341,559.66
February 25, 2011	March 25, 2011	90,154,222.26
March 25, 2011	April 25, 2011	88,979,583.06
April 25, 2011	May 25, 2011	87,817,515.95
May 25, 2011	June 25, 2011	86,667,896.04
June 25, 2011	July 25, 2011	85,530,599.67
July 25, 2011	August 25, 2011	84,405,504.40
August 25, 2011	September 25, 2011	83,292,488.96
September 25, 2011	October 25, 2011	82,191,433.28
October 25, 2011	November 25, 2011	81,102,218.48
November 25, 2011	December 25, 2011	80,064,013.07
December 25, 2011	January 25, 2012	79,037,105.13
January 25, 2012	February 25, 2012	78,021,380.63
February 25, 2012	March 25, 2012	77,016,726.67
March 25, 2012	April 25, 2012	76,023,031.45
April 25, 2012	May 25, 2012	75,040,184.27
May 25, 2012	June 25, 2012	74,068,075.54
June 25, 2012	July 25, 2012	73,106,596.71
July 25, 2012	August 25, 2012	72,155,640.34
August 25, 2012	September 25, 2012	71,215,100.03
September 25, 2012	October 25, 2012	70,284,870.41
October 25, 2012	November 25, 2012	69,364,847.18
November 25, 2012	December 25, 2012	68,527,830.70
December 25, 2012	January 25, 2013	67,700,010.18
January 25, 2013	February 25, 2013	66,881,290.25
February 25, 2013	March 25, 2013	66,071,576.50
March 25, 2013	April 25, 2013	65,270,775.44
April 25, 2013	May 25, 2013	64,478,794.55
May 25, 2013	June 25, 2013	63,695,542.23
June 25, 2013	July 25, 2013	62,920,927.80
July 25, 2013	August 25, 2013	62,154,861.49
August 25, 2013	September 25, 2013	61,397,254.44
September 25, 2013	October 25, 2013	60,648,018.67
October 25, 2013	November 25, 2013	59,907,067.12
November 25, 2013	December 25, 2013	59,239,579.21
December 25, 2013	January 25, 2014	58,579,225.01
January 25, 2014	February 25, 2014	57,925,930.46
February 25, 2014	March 25, 2014	57,279,622.22
March 25, 2014	April 25, 2014	56,640,227.74
April 25, 2014	May 25, 2014	56,007,675.19
May 25, 2014	June 25, 2014	55,381,893.46
June 25, 2014	July 25, 2014	54,762,812.19
July 25, 2014	August 25, 2014	54,150,361.72
August 25, 2014	September 25, 2014	53,544,473.09
September 25, 2014	October 25, 2014	52,945,078.07
October 25, 2014	November 25, 2014	52,352,109.11
November 25, 2014	December 25, 2014	51,822,428.09
December 25, 2014	January 25, 2015	51,297,981.62
January 25, 2015	February 25, 2015	50,778,718.54
February 25, 2015	March 25, 2015	50,264,588.21
March 25, 2015	April 25, 2015	49,755,540.45
April 25, 2015	May 25, 2015	49,251,525.60
May 25, 2015	June 25, 2015	48,752,494.46
June 25, 2015	July 25, 2015	48,258,398.32
July 25, 2015	August 25, 2015	47,769,188.95
August 25, 2015	September 25, 2015	47,284,818.56
September 25, 2015	October 25, 2015	46,774,181.64
October 25, 2015	November 25, 2015	46,219,051.64
November 25, 2015	December 25, 2015	45,669,790.64
December 25, 2015	January 25, 2016	45,126,339.45
January 25, 2016	February 25, 2016	44,588,639.47
February 25, 2016	March 25, 2016	44,056,632.68
March 25, 2016	April 25, 2016	43,530,261.64
April 25, 2016	May 25, 2016	43,009,469.44
May 25, 2016	June 25, 2016	42,494,199.79
June 25, 2016	July 25, 2016	41,984,396.90
July 25, 2016	August 25, 2016	41,480,005.56
August 25, 2016	September 25, 2016	40,980,971.11
September 25, 2016	October 25, 2016	40,487,239.42
October 25, 2016	November 25, 2016	39,998,756.88
November 25, 2016	December 25, 2016	39,515,470.44
December 25, 2016	January 25, 2017	39,037,327.54
January 25, 2017	February 25, 2017	38,564,276.18
February 25, 2017	March 25, 2017	38,096,264.84
March 25, 2017	April 25, 2017	37,633,242.52